UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2022

DIRTT ENVIRONMENTAL SOLUTIONS LTD.

(Exact name of Registrant as Specified in Its Charter)

Alberta, Canada	001-39061	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7303 30th Street S.E.

Calgary, Alberta, Canada T2C 1N6

(Address of principal executive offices, including zip code)

(403) 723-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	DRTT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.02.	Termination of a Material Definitive Agreement

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 1.02 by reference.

Item 3.03.	Material Modification to Rights of Security Holders

On December 7, 2021, the board of directors (the “Board”) of DIRTT Environmental Solutions Ltd. (the “Company”) adopted a shareholder rights plan. One right (a “Right”) was issued and attached to each common share of the Company outstanding and held of record at the close of business on December 17, 2021. The terms of the Rights were set forth in a shareholder rights plan agreement, dated as of December 7, 2021 (the “Effective Date”), by and between the Company and Computershare Trust Company of Canada, as rights agent (the “Rights Agreement”).

At the Company’s 2022 annual and special meeting of shareholders (the “Meeting”) held on April 26, 2022, shareholders were asked to ratify, confirm and approve the Rights Agreement. The Rights Agreement was not approved by shareholders at the Meeting and, as such, the Rights Agreement and all outstanding Rights thereunder terminated and became void and of no further force and effect at such time.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure and Appointment of Directors.

The Company held its Meeting on April 26, 2022. Based on the voting results of the Meeting, effective immediately thereafter: (i) each of Michael T. Ford, Denise E. Karkkainen, Shauna R. King, Todd W. Lillibridge, James (Jim) A. Lynch, Steven E. Parry and Diana R. Rhoten ceased to be a director of the Company; and (ii) each of Douglas A. Edwards, Aron R. English, Mary Garden, Cory J. Mitchell, Scott L. Robinson, Scott C. Ryan and Kenneth D. Sanders has been elected as a director of the Company.

Departure of Interim Chief Executive Officer and Director

At the Company’s Meeting on April 26, 2022, Todd Lillibridge was not elected by shareholders and ceased to be a director of the Company and its affiliates. Following the Company’s Meeting, Mr. Lillibridge’s appointment as the Interim President and Chief Executive Officer of the Company was terminated. Mr. Lillibridge will be entitled to the rights and payments set forth in his Letter Agreement dated January 18, 2022. Mr. Lillibridge’s Letter Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 19, 2022. The foregoing summary of Mr. Lillibridge’s rights under the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to that agreement, which is incorporated herein by reference.

Appointment of Interim Chief Executive Officer

On April 26, 2022, the Board appointed Jeffrey Calkins and Geoffrey Krause to serve as Interim Co-Chief Executive Officers effective immediately until a replacement is named (the “Service Period”). The Board has retained an executive search firm to identify a permanent Chief Executive Officer replacement.

Jeffrey Calkins, 62, has served as the Company’s Chief Operating Officer since March 2019, having served as the Company’s interim Chief Operating Officer from January 2019 until he was named to the role permanently. Prior to joining the Company, Mr. Calkins was a Principal Partner and the President of Manufacturing Resources, Inc., an interim management and consulting firm, from 2001 to 2019. Mr. Calkins holds a Master of Science degree in Industrial Administration and a Bachelor of Science degree in Industrial Engineering from Purdue University.

Geoffrey Krause, 52, has served as the Company’s Chief Financial Officer since June 2018. Prior to joining DIRTT, Mr. Krause served as the Chief Financial Officer of Pure Technologies Ltd., a company that developed and managed innovative technologies for critical infrastructure, from 2014 to 2018 before it was acquired by Xylem Inc. From 2010 to 2014, he served as Vice President, Internal Reporting of Tervita Corporation. Mr. Krause holds a Bachelor of Administration degree with distinction from the University of Regina and is a Chartered Professional Accountant (Chartered Professional Accountants Alberta).

Neither Mr. Calkins nor Mr. Krause has any family relationship with any other director or executive officer of the Company. Neither Mr. Calkins nor Mr. Krause has entered into any transactions since January 1, 2022, or any currently proposed transaction, with a director or executive officer (or immediate family member thereof) of the Company, exceeding $120,000, in which Mr. Calkins or Mr. Krause had or will have a direct or indirect material interest.

There are no additional compensation arrangements in connection with the appointment of Mr. Calkins and Mr. Krause as Co-Interim CEOs.

Item 5.07.	Submission of Matters to a Vote of Securities Holders

At the Meeting, shareholders were requested to: (i) elect directors of the Company to hold office until the 2023 annual meeting or until their successors were duly elected or appointed; (ii) appoint PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022, at such remuneration as may be determined by the Board; (iii) approve an amendment to the Corporation’s articles of amalgamation to change the Corporation’s name to “DIRTT Inc.”; (iv) approve the Company’s 2022 Employee Share Purchase Plan; and (v) approve the Company’s shareholder rights plan.

The final voting results of the matters voted upon at the Meeting were as follows:

Item No. 1 – Election of Directors. The final votes for and withheld for each nominee are set forth below:

Nominee	Votes For		Votes Withheld
	Number	Percent	Number	Percent
The Company’s Nominees
Charlie Chiappone	14,405,389	20.86	472,046	0.68
Michael T. Ford	14,459,214	20.94	418,221	0.61
Denise E. Karkkainen	14,222,506	20.59	654,929	0.95
Shauna R. King	14,267,658	20.66	609,777	0.88
Todd W. Lillibridge	14,227,430	20.60	650,005	0.94
James (Jim) A. Lynch	14,331,482	20.75	545,953	0.79
Diana R. Rhoten	14,311,473	20.72	565,962	0.82
22NW’s Nominees
Aron R. English	49,513,331	71.69	4,665,002	6.75
Cory J. Mitchell	46,347,979	67.11	7,830,354	11.34
Douglas A. Edwards	49,310,490	71.40	4,867,843	7.05
Mary Garden	54,152,163	78.41	26,170	0.04
Scott L. Robinson	49,308,695	71.40	4,869,695	7.05
Scott C. Ryan	46,546,923	67.40	7,631,810	11.05
Kenneth D. Sanders	54,163,263	78.43	15,470	0.02

The seven nominees with the most votes in favor have been elected to the Board. Accordingly, each of Douglas A. Edwards, Aron R. English, Mary Garden, Cory J. Mitchell, Scott L. Robinson, Scott C. Ryan and Kenneth D. Sanders has been elected as a director of the Company.

Item No. 2 - Appointment of Independent Registered Public Accounting Firm. The appointment of PricewaterhouseCoopers LLP was approved as follows:

Votes For		Votes Withheld
Number	Percent	Number	Percent
62,192,970	97.70%	1,461,192	2.30%

Item No. 3 - Approval of Corporation Name Change. The amendment to the Company’s articles of amalgamation to change the Company’s name to “DIRTT Inc.” was not approved by shareholders as follows:

Votes For		Votes Against		Votes Abstaining
Number	Percent	Number	Percent	Number	Percent
21,008,442	30.37%	47,977,901	69.36%	181,261	0.26%

Item No. 4 - Approval of 2022 Employee Share Purchase Plan. The Company’s 2022 Employee Share Purchase Plan was approved by shareholders as follows:

Votes For		Votes Against		Votes Abstaining
Number	Percent	Number	Percent	Number	Percent
46,187,807	72.56%	2,917,848	4.58%	14,551,302	22.86%

Item No. 5 - Approval of Shareholder Rights Plan. The Company’s Shareholder Rights Plan was not approved by shareholders as follows:

Votes For		Votes Against		Votes Abstaining
Number	Percent	Number	Percent	Number	Percent
18,899,265	27.32%	49,764,481	71.95%	505,579	0.73%

Item 7.01	Regulation FD.

The Company issued a press release announcing these management and Board changes on April 26, 2022. A copy of that press release is furnished as Exhibit 99.1 to this Current Report and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1**	Press Release issued by DIRTT Environmental Solutions Ltd. on April 26, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIRTT Environmental Solutions Ltd.

Date: May 2, 2022	By:	/s/ Charles R. Kraus
Charles R. Kraus
Senior Vice President, General Counsel & Corporate Secretary

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